Exhibit 99.1

Agilent Technologies Reports First-Quarter 2017 Results

Strong Start to 2017, Increasing Core Revenue Growth Guidance

Highlights:

•	GAAP net income of $168 million, or $0.52 per share

•	Non-GAAP net income of $172 million, or $0.53 per share(1) versus midpoint guidance of $0.49 per share

•	Revenue of $1.07 billion, representing growth of 3.8 percent (core revenue growth of 4.8 percent(2) versus midpoint guidance of 2.2 percent)

•	Second-quarter fiscal year 2017 revenue guidance of $1.04 billion to $1.06 billion, and non-GAAP earnings guidance of $0.47 to $0.49 per share(3)

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Increasing fiscal year 2017 core revenue growth guidance to 4.5%(2). Revenue guidance of $4.33 billion to $4.35 billion. Reaffirming non-GAAP earnings guidance of $2.10 to $2.16 per share(3), despite negative 3 cent impact from currency and acquisition.

SANTA CLARA, Calif., Feb. 14, 2017

Agilent Technologies, Inc. (NYSE: A) today reported revenue of $1.07 billion, up 3.8 percent year over year (up 4.8 percent on a core basis(2)) for the first fiscal quarter ended Jan. 31, 2017.

First-quarter GAAP net income was $168 million, or $0.52 per share. Last year’s first-quarter GAAP net income was $121 million, or $0.36 per share.

During the first quarter, Agilent had intangible amortization of $31 million, acquisition and integration costs of $16 million, transformation costs of $2 million and $2 million of other costs. Excluding these items, a pension settlement gain of $32 million and a tax benefit of $15 million, Agilent reported first-quarter non-GAAP net income of $172 million, or $0.53 per share(1).

“The Agilent team started 2017 with another strong quarter, despite currency headwinds,” said Mike McMullen, Agilent president and CEO. “Our first-quarter revenue and non-GAAP earnings per share(1) exceeded the high end of November’s guidance.

“Our strong revenue results were driven by a return to growth in our Chemical & Energy business and higher-than-expected China growth. Overall, we are confident in the company’s prospects, and we are raising our full-year core revenue growth expectations,” McMullen added.

First-quarter revenue of $540 million from Agilent’s Life Sciences and Applied Markets Group (LSAG) grew 3 percent year over year (up 4 percent on a core basis(2)), with strength in pharma, food, chemical and energy. LSAG’s Q1 operating margin for the quarter was 23.4 percent.

First-quarter revenue of $363 million from the Agilent CrossLab Group (ACG) grew 6 percent year over year (up 7 percent on a core basis(2)). Both services and consumables experienced healthy growth across all geographies. ACG’s operating margin for the quarter was 20.3 percent.

First-quarter revenue of $164 million from Agilent’s Diagnostics and Genomics Group (DGG) grew 4 percent year over year (also up 4 percent on a core basis(2)), led by strength in Dako-branded products and nucleic acid solutions. DGG’s operating margin for the quarter was 14.3 percent.

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Agilent expects second-quarter 2017 revenue in the range of $1.04 billion to $1.06 billion. Second-quarter non-GAAP earnings are expected to be in the range of $0.47 to $0.49 per share(3).

For fiscal year 2017, Agilent expects revenue of $4.33 billion to $4.35 billion and non-GAAP earnings of $2.10 to $2.16 per share(3). The guidance is based on Jan. 31, 2017 currency exchange rates.

About Agilent Technologies

Agilent Technologies, Inc. (NYSE: A), a global leader in life sciences, diagnostics and applied chemical markets, is the premier laboratory partner for a better world. Agilent works with customers in more than 100 countries, providing instruments, software, services and consumables for the entire laboratory workflow. Agilent generated revenue of $4.20 billion in fiscal 2016. The company employs about 12,500 people worldwide. Information about Agilent is available at www.agilent.com.

Agilent’s management will present more details about its first-quarter FY2017 financial results on a conference call with investors today at 1:30 p.m. PT. This event will be webcast live in listen-only mode. Listeners may log on at www.investor.agilent.com and select “Q1 2017 Agilent Technologies Inc. Earnings Conference Call” in the “News & Events Calendar of Events” section. The webcast will remain available on the company’s website for 90 days.

Additional information regarding financial results can be found at www.investor.agilent.com by selecting “Financial Results” in the “Financial Information” section.

A telephone replay of the conference call will be available at approximately 4:30 p.m. PST today through Feb. 21 by dialing +1 855-859-2056 (or +1 404-537-3406 from outside the United States) and entering pass code 56828410.

Forward-Looking Statements

This news release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements contained herein include, but are not limited to, information regarding Agilent’s future revenue, earnings and profitability; planned new products; market trends; the future demand for the company’s products and services; customer expectations; and revenue and non-GAAP earnings guidance for the second quarter and full fiscal year 2017. These forward-looking statements involve risks and uncertainties that could cause Agilent’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of our customers’ businesses; unforeseen changes in the demand for current and new products, technologies, and services; unforeseen changes in the currency markets; customer purchasing decisions and timing, and the risk that we are not able to realize the savings expected from integration and restructuring activities.

In addition, other risks that Agilent faces in running its operations include the ability to execute successfully through business cycles; the ability to meet and achieve the benefits of its cost-reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross-margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties and global economic conditions on our operations, our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability of our supply chain to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix; the ability of Agilent to successfully integrate recent acquisitions; the ability of Agilent to successfully comply with certain complex regulations; and other risks detailed in Agilent’s filings with the Securities and Exchange Commission, including our annual report on form 10-K for the year ended Oct. 31, 2016. Forward-looking statements are based on the beliefs and assumptions of

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Agilent’s management and on currently available information. Agilent undertakes no responsibility to publicly update or revise any forward-looking statement.

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(1)Non-GAAP net income and non-GAAP earnings per share primarily excludes the impacts of acquisition and integration costs, transformation initiatives, business exit and divestiture costs, non-cash intangibles amortization, and pension settlement and curtailment gains. We also exclude any tax benefits that are not directly related to ongoing operations and which are either isolated or is not expected to occur again with any regularity or predictability. A reconciliation between non-GAAP net income and GAAP net income is set forth on page 5 of the attached tables along with additional information regarding the use of this non-GAAP measure.

(2)Core revenue growth excludes the impact of currency, the NMR business and acquisitions and divestitures within the past 12 months. Core revenue is a non-GAAP measure. A reconciliation between Q1 FY17 GAAP revenue and core revenue is set forth on page 7 of the attached tables along with additional information regarding the use of this non-GAAP measure. Core revenue growth as projected for full fiscal year 2017 excludes the impact of currency, the NMR business and acquisitions and divestitures within the past 12 months. Most of these exclude amounts that pertain to events that have not yet occurred and are not currently possible to estimate with a reasonable degree of accuracy and could differ materially. Therefore, no reconciliation to GAAP amounts has been provided.

(3)Non-GAAP earnings per share as projected for Q2 FY17 and full fiscal year 2017 excludes primarily the future impact of acquisition and integration costs, pension settlement gain, and non-cash intangibles amortization. We also exclude any tax benefits that are not directly related to ongoing operations and which are either isolated or is not expected to occur again with any regularity or predictability. Most of these excluded amounts that pertain to events that have not yet occurred and are not currently possible to estimate with a reasonable degree of accuracy and could differ materially. Therefore, no reconciliation to GAAP amounts has been provided. Future amortization of intangibles is expected to be approximately $32 million per quarter.

NOTE TO EDITORS: Further technology, corporate citizenship and executive news is available on the Agilent news site at www.agilent.com/go/news.

EDITORIAL CONTACT:
Victoria Wadsworth-Hansen
+1 408 553 2005
+45 29 33 69 80
victoria.wadsworth-hansen@agilent.com

INVESTOR CONTACT:
Alicia Rodriguez
+1 408 345 8948
alicia_rodriguez@agilent.com

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AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)
PRELIMINARY

	Three Months Ended
	January 31,		Percent
	2017	2016	Inc/(Dec)

Net revenue	$1,067	$1,028	4%

Costs and expenses:
Cost of products and services	493	491	—
Research and development	79	78	1%
Selling, general and administrative	289	304	(5)%
Total costs and expenses	861	873	(1)%

Income from operations	206	155	33%

Interest income	4	2	100%
Interest expense	(20)	(18)	11%
Other income (expense), net	3	3	—

Income before taxes	193	142	36%

Provision for income taxes	25	21	19%

Net income	$168	$121	39%

Net income per share:
Basic	$0.52	$0.37
Diluted	$0.52	$0.36

Weighted average shares used in computing net income per share:
Basic	322	329
Diluted	326	332

Cash dividends declared per common share	$0.132	$0.115

The preliminary income statement is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
(In millions)
(Unaudited)
PRELIMINARY

	Three Months Ended
	January 31,
	2017	2016
Net Income	$168	$121

Other comprehensive income (loss), net of tax:

Unrealized gain on derivative instruments	1	3
Amounts reclassified into earnings related to derivative instruments	—	(1)
Foreign currency translation	(3)	(56)
Net defined benefit pension cost and post retirement plan costs:
Change in actuarial net loss	17	15
Change in net prior service benefit	(1)	(8)
Other comprehensive income (loss)	14	(47)

Total comprehensive income	$182	$74

The preliminary statement of comprehensive income is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions, except par value and share amounts)
(Unaudited)
PRELIMINARY

	January 31, 2017	October 31, 2016 (a)
ASSETS
Current assets:
Cash and cash equivalents	$2,241	$2,289
Accounts receivable, net	653	631
Inventory	551	533
Other current assets	190	182
Total current assets	3,635	3,635

Property, plant and equipment, net	653	639
Goodwill	2,563	2,517
Other intangible assets, net	411	408
Long-term investments	133	135
Other assets	477	460
Total assets	$7,872	$7,794

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$268	$257
Employee compensation and benefits	189	235
Deferred revenue	299	269
Short-term debt	189	—
Other accrued liabilities	143	184
Total current liabilities	1,088	945

Long-term debt	1,803	1,904
Retirement and post-retirement benefits	350	360
Other long-term liabilities	331	339
Total liabilities	3,572	3,548

Total Equity:
Stockholders' equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 322 million shares at January 31, 2017 and 614 million shares at October 31, 2016, issued	3	6
Treasury stock at cost; zero shares at January 31, 2017 and 290 million shares at October 31, 2016	—	(10,508)
Additional paid-in-capital	5,236	9,159
Retained earnings (accumulated deficit)	(453)	6,089
Accumulated other comprehensive loss	(489)	(503)
Total stockholders' equity	4,297	4,243
Non-controlling interest	3	3
Total equity	4,300	4,246
Total liabilities and equity	$7,872	$7,794

(a) Includes the impact of the adoption of ASU 2015-15.

The preliminary balance sheet is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)
PRELIMINARY

Three Months Ended
January 31,
2017
Cash flows from operating activities:
Net income	$168
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	55
Share-based compensation	20
Excess and obsolete inventory related charges	7
Other non-cash expenses, net	2
Changes in assets and liabilities:
Accounts receivable	(31)
Inventory	(26)
Accounts payable	9
Employee compensation and benefits	(43)
Other assets and liabilities	(45)
Net cash provided by operating activities (a)	116

Cash flows from investing activities:
Investments in property, plant and equipment	(32)
Proceeds from divestitures	1
Acquisition of businesses and intangible assets, net of cash acquired	(70)
Net cash used in investing activities	(101)

Cash flows from financing activities:
Issuance of common stock under employee stock plans	18
Payment of taxes related to net share settlement of equity awards	(12)
Payment of dividends	(42)
Proceeds from revolving credit facility	131
Repayment of revolving credit facility	(42)
Treasury stock repurchases	(111)
Net cash used in financing activities	(58)

Effect of exchange rate movements	(5)

Net decrease in cash and cash equivalents	(48)

Cash and cash equivalents at beginning of period	2,289
Cash and cash equivalents at end of period	$2,241

(a) Cash payments included in operating activities:
Severance payments	$1
Income tax payments, net	$27
Interest payments	$29

The preliminary cash flow is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
NON-GAAP NET INCOME AND DILUTED EPS RECONCILIATIONS
(In millions, except per share amounts)
(Unaudited)
PRELIMINARY

	Three Months Ended
	January 31,
	2017	Diluted EPS	2016	Diluted EPS

GAAP Net income	$168	$0.52	$121	$0.36
Non-GAAP adjustments:
Intangible amortization	31	0.10	43	0.13
Business exit and divestiture costs	—	—	4	0.01
Transformational initiatives	2	0.01	11	0.03
Acquisition and integration costs	16	0.05	5	0.02
Pension curtailment gain	—	—	(16)	(0.05)
Pension settlement gain	(32)	(0.11)	—	—
Other	2	0.01	2	0.01
Adjustment for taxes (a)	(15)	(0.05)	(17)	(0.05)
Non-GAAP Net income	$172	$0.53	$153	$0.46

(a) The adjustment for taxes excludes tax benefits that management believes are not directly related to on-going operations and which are either isolated or cannot be expected to occur again with any regularity or predictability. For the three months ended January 31, 2017 and 2016, management uses a non-GAAP effective tax rate of 19.0% and 20.0%, respectively.

We provide non-GAAP net income and non-GAAP net income per share amounts in order to provide meaningful supplemental information regarding our operational performance and our prospects for the future. These supplemental measures exclude, among other things, charges related to amortization of intangibles, business exit and divestiture costs, transformational initiatives, acquisition and integration costs, pension curtailment gain and pension settlement gain.

Business exit and divestiture costs include costs associated with the exit of the NMR business and the divestiture of the XRD business.

Transformational initiatives include expenses associated with targeted cost reduction activities such as manufacturing transfers, small site consolidations, reorganizations, insourcing or outsourcing of activities. Such costs may include move and relocation costs, one-time termination benefits and other one-time reorganization costs.

Acquisition and Integration costs include all incremental expenses incurred to effect a business combination. Such acquisition costs may include advisory, legal, accounting, valuation, and other professional or consulting fees. Such integration costs may include expenses directly related to integration of business and facility operations, the transfer of assets and intellectual property, information technology systems and infrastructure and other employee-related costs.

Pension curtailment gain resulted from certain retirement plans benefit reductions.

Pension settlement gain resulted from transfer of the substitutional portion of our Japanese pension plan to the government.

Other includes certain legal costs and settlements in addition to other miscellaneous adjustments.

Our management uses non-GAAP measures to evaluate the performance of our core businesses, to estimate future core performance and to compensate employees. Since management finds this measure to be useful, we believe that our investors benefit from seeing our results “through the eyes” of management in addition to seeing our GAAP results. This information facilitates our management’s internal comparisons to our historical operating results as well as to the operating results of our competitors.

Our management recognizes that items such as amortization of intangibles can have a material impact on our cash flows and/or our net income. Our GAAP financial statements including our statement of cash flows portray those effects. Although we believe it is useful for investors to see core performance free of special items, investors should understand that the excluded items are actual expenses that may impact the cash available to us for other uses. To gain a complete picture of all effects on the company’s profit and loss from any and all events, management does (and investors should) rely upon the GAAP income statement. The non-GAAP numbers focus instead upon the core business of the company, which is only a subset, albeit a critical one, of the company’s performance.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

The preliminary non-GAAP net income and diluted EPS reconciliation is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
SEGMENT INFORMATION
(In millions, except where noted)
(Unaudited)
PRELIMINARY

Life Sciences and Applied Markets Group

	Q1'17	Q1'16
Revenues	$540	$526
Gross Margin, %	59.6%	58.7%
Income from Operations	$126	$114
Operating margin, %	23.4%	21.7%

Diagnostics and Genomics Group

	Q1'17	Q1'16
Revenues	$164	$158
Gross Margin, %	54.8%	52.7%
Income from Operations	$23	$15
Operating margin, %	14.3%	9.6%

Agilent CrossLab Group

	Q1'17	Q1'16
Revenues	$363	$344
Gross Margin, %	48.5%	50.1%
Income from Operations	$74	$76
Operating margin, %	20.3%	22.1%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to amortization of intangibles, business exit and divestiture costs, transformational initiatives, acquisition and integration costs, pension curtailment gain and pension settlement gain.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

The preliminary segment information is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION OF REVENUE BY SEGMENT EXCLUDING THE NMR BUSINESS,
ACQUISITIONS, DIVESTITURES AND THE IMPACT OF CURRENCY ADJUSTMENTS (CORE)
(In millions)
(Unaudited)
PRELIMINARY

	Year-over-Year

	GAAP
GAAP Revenue by Segment	Q1'17	Q1'16	Year-over-Year % change

Life Sciences and Applied Markets Group	$540	$526	3%

Diagnostics and Genomics Group	164	158	4%

Agilent CrossLab Group	363	344	6%

Agilent	$1,067	$1,028

	Non-GAAP			Currency Adjustments	Currency-Adjusted (a)
Non-GAAP Revenue by Segment	Q1'17	Q1'16	Year-over-Year % change	Q1'17	Q1'17	Q1'16	Year-over-Year % change

Life Sciences and Applied Markets Group excluding NMR	$540	$524	3%	$(5)	$545	$524	4%

Diagnostics and Genomics Group excluding acquisition	163	158	3%	(1)	164	158	4%

Agilent CrossLab Group excluding acquisition	361	344	5%	(5)	366	344	7%

Agilent Revenue (Core)	$1,064	$1,026		$(11)	$1,075	$1,026	5%

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(a) We compare the year-over-year change in revenue excluding the effect of the NMR business, recent acquisitions and divestitures and foreign currency rate fluctuations to assess the performance of our underlying business. To determine the impact of currency fluctuations, current period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rate in effect during the respective prior periods.

The preliminary reconciliation of GAAP revenue adjusted for the NMR business, recent acquisitions and divestitures and impact of currency is estimated based on our current information.